UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 East Market Street Suite 650 Akron, Ohio	44305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value per share	BW	New York Stock Exchange
8.125% Senior Notes due 2026	BWSN	New York Stock Exchange
6.50% Senior Notes due 2026	BWNB	New York Stock Exchange
7.75% Series A Cumulative Perpetual Preferred Stock	BW PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company is party to a letter agreement with BRPI Executive Consulting, LLC (“BRPI”) dated November 19, 2018, as amended on April 22, 2020 and November 9, 2020 (the “Executive Services Agreement”). Pursuant to the Executive Services Agreement, BRPI provides the Company with the services of Mr. Kenny Young to serve as the Company’s Chief Executive Officer. On December 29, 2023, the Board of Directors of the Company approved a Third Amendment to the Executive Services Agreement to extend the term of Mr. Young’s services through December 31, 2028, unless terminated by either party with thirty days’ written notice. Except as provided in the preceding sentence, the provisions of the Executive Services Agreement remain unchanged.

Item 8.01 Other Events

The Company is party to a Consultant Agreement with Henry E. Bartoli, a member of the Company’s Board of Directors, dated November 5, 2020, as amended on January 5, 2022 (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Bartoli provides consulting services to The Babcock & Wilcox Company (the “B&W Company”). On December 31, 2023, B&W Company and Mr. Bartoli entered into a second amendment to the Consulting Agreement (the “Amendment”) that extends the term of the Consulting Agreement through December 31, 2024, subject to earlier termination by either party as provided in the Consulting Agreement. The Amendment also provides that as consideration for his consulting services during the extended term, Mr. Bartoli will receive (1) a $18,750 monthly fee, (2) 30,000 restricted stock units, 15,000 of which will vest on each of June 30, 2024 and December 31, 2024, subject to Mr. Bartoli’s continued service through the applicable vesting date, and (3) reimbursement for Mr. Bartoli’s cash expenses related to business travel. Except as provided in the preceding sentence, the provisions of the Consulting Agreement remain unchanged.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

January 5, 2024	By:	/s/ Louis Salamone
Louis Salamone
Executive Vice President, Chief Financial Officer and Chief Accounting Officer
(Principal Accounting Officer and Duly Authorized Representative)